Filed Pursuant to Rule 497(e)

File Nos. 333-199089 & 811-23002

LATTICE DEVELOPED MARKETS (EX-US) STRATEGY ETF

LATTICE EMERGING MARKETS STRATEGY ETF

LATTICE US EQUITY STRATEGY ETF

LATTICE GLOBAL SMALL CAP STRATEGY ETF

(each a “Fund” and collectively, the “Funds”)

Series of the Lattice Strategies Trust (the “Trust”)

______________________

Supplement dated June 14, 2016 to the Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2016

______________________

This supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in connection with these documents.

On May 18, 2016, Lattice Strategies LLC (the “Advisor”), the investment adviser to each Fund, entered into an Agreement and Plan of Merger (“Merger Agreement”) with Hartford Funds Management Company, LLC (“Hartford”) and other parties, pursuant to which Hartford agreed to acquire, directly and indirectly, all of the outstanding equity interests of the Advisor, subject to the terms and conditions of the Merger Agreement. The consummation of the transactions contemplated in the Merger Agreement (the “Closing”) will result in a change of control of the Advisor and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), an automatic termination of (1) the investment advisory agreement, dated December 30, 2014, between the Advisor and the Trust, on behalf of each Fund (the “Current Advisory Agreement”) and (2) the investment sub-advisory agreement, dated December 31, 2014, between the Advisor and Mellon Capital Management Corporation (the “Sub-Advisor”) with respect to each Fund (the “Current Sub-Advisory Agreement”).

In order to ensure that each of the Funds is provided with continuous investment advisory and sub-advisory services after the Closing, at a meeting held on June 10, 2016, the Board, including all of the Trustees that are not “interested persons” (as defined in the Investment Company Act of 1940) (“Independent Trustees”), unanimously approved a new investment advisory agreement and a new investment sub-advisory agreement, effective if and when the Closing transpires. Under current law, the new advisory agreement and new sub-advisory agreement are required to be submitted to Fund shareholders for their approval.

The terms of the new advisory agreement will be substantially similar to the Current Advisory Agreement. Under the new advisory agreement, the Advisor will continue to serve as the investment adviser providing investment management services to the Funds and there will not be any changes to the contractual fee paid by each Fund under the agreement. The terms of the new sub-advisory agreement will be substantially identical to the Current Sub-Advisory Agreement and there will not be any changes to the contractual fee paid by the Advisor to the Sub-Adviser under the agreement.

In addition, at the meeting held on June 10, 2016, the Board also approved, subject to approval of shareholders, (1) certain amendments to the Declaration of Trust and (2) a so-called “manager of managers” arrangement, which would permit the Funds and the Advisor to enter into and/or materially amend agreements with sub-advisers that are affiliated or unaffiliated with the Advisor, in each case with the approval of the Board of Trustees and without obtaining approval from the applicable Fund’s shareholders.

A proxy statement containing detailed information regarding the proposals is expected to be mailed to shareholders of record in early July 2016. The shareholder meeting is expected to be held on or about July 25, 2016.

Investors Should Retain This Supplement for Future Reference